BROWN ADVISORY FUNDS
(the “Trust”)

Brown Advisory Sustainable Small-Cap Core Fund
 (the “Fund”)

Institutional Shares (BAFYX)
Investor Shares (BIAYX)
Advisor Shares (Not Available for Sale)

Supplement dated October 4, 2023
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated October 31, 2022, as amended

This supplement serves as notification of, and provides information regarding, certain changes to the portfolio management arrangements for the Fund.

1. Change in Portfolio Managers for the Fund

Effective October 4, 2023, Christopher A. Berrier and J. David Schuster will serve as portfolio managers to the Fund, joining Timothy Hathaway, CFA, and Emily Dwyer who have each served as portfolio managers to the Fund since its inception in 2021. All portfolio managers have decision-making authority in the day-to-day management of the Fund.

Mr. Berrier currently serves as the portfolio manager to the Brown Advisory Mid-Cap Growth Fund and Brown Advisory Small-Cap Growth Fund, and Mr. Schuster serves as the portfolio manager to the Brown Advisory Small-Cap Fundamental Value Fund, each a mutual fund offered by the Trust. Information regarding the background and experience of Mr. Berrier and Mr. Schuster is included in the Prospectus.  In addition, information regarding the other investment accounts that are managed by each of Mr. Berrier and Mr. Schuster is included in the SAI.  As of the date of this supplement, Messrs. Berrier and Schuster did not own any shares of the Fund.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference